Corporate Resolution

Aquila Three Peaks High Income Fund

      Be it known that the following corporate resolution is in full force and effect:

      WHEREAS The Board of Trustees of the Fund adopted the following resolutions on motion duly made, seconded and carried unanimously at the Fund's Board of Trustees' Meetings held on May 30, 2009 and September 14, 2009, respectively;

      NOW, THEREFORE, BE IT RESOLVED, that the proposed fidelity bond with ICI Mutual Insurance Company be and it hereby is approved, as a joint insured bond including the respective Fund and related entities, and

	RESOLVED, that there is hereby authorized an annual premium (with premium tax), a reserve premium, a commitment to ICI Mutual Insurance Company secured by a letter of credit, and an unsecured commitment to ICI Mutual Insurance Company, and

	RESOLVED, that allocation of the annual premium and premium tax shall be in accordance with an Agreement Among Insureds to be executed by the respective Fund as an additional party, and

	RESOLVED, that the letter of credit fee for the respective Fund's secured commitment is hereby authorized, and

	RESOLVED, that the Secretary and the Assistant Secretary are hereby authorized to make any required filings with the Securities and Exchange ommission pursuant to Rule 17g-1 under the Investment Company Act of 1940.


Sealed this 25th day of September 2009.

								/s/ John M. Herndon
								-------------------
								    John M. Herndon
								Assistant Secretary
      The Aquila Group of Funds






Corporate Resolution

Aquila Rocky Mountain Equity Fund

      Be it known that the following corporate resolution is in full force and effect:

      WHEREAS The Board of Trustees of the Fund adopted the following resolutions on motion duly made, seconded and carried unanimously at the Fund's Board of Trustees' Meetings held on May 29, 2009 and September 13, 2009, respectively;

      NOW, THEREFORE, BE IT RESOLVED, that the proposed fidelity bond with ICI Mutual Insurance Company be and it hereby is approved, as a joint insured bond including the respective Fund and related entities, and

	RESOLVED, that there is hereby authorized an annual premium (with premium tax), a reserve premium, a commitment to ICI Mutual Insurance Company secured by a letter of credit, and an unsecured commitment to ICI Mutual Insurance Company, and

	RESOLVED, that allocation of the annual premium and premium tax shall be in accordance with an Agreement Among Insureds to be executed by the respective Fund as an additional party, and

	RESOLVED, that the letter of credit fee for the respective Fund's secured commitment is hereby authorized, and
	RESOLVED, that the Secretary and the Assistant Secretary are hereby authorized to make any required filings with the Securities and Exchange Commission pursuant to Rule 17g-1 under the Investment Company Act of 1940.


Sealed this 25th day of September 2009.



								/s/  John M. Herndon
								----------------------
									John M. Herndon
								   Assistant Secretary

      The Aquila Group of Funds






Corporate Resolution

Pacific Capital Cash Assets Trust
Pacific Capital Tax-Free Cash Assets Trust
Pacific Capital U.S. Government Securities Cash Assets Trust
(Collectively, the "Funds")

      Be it known that the following corporate resolution is in full force and effect:

      WHEREAS The Board of Trustees of the Funds adopted the following resolutions on motion duly made, seconded and carried unanimously at the Funds' Board of Trustees' Meetings held on May 30, 2009 and September 24,
 2009, respectively;

      NOW, THEREFORE, BE IT RESOLVED, that the proposed fidelity bond with ICI Mutual Insurance Company be and it hereby is approved, as a joint insured bond including the respective Funds and related entities, and

	RESOLVED, that there is hereby authorized an annual premium (with premium tax), a reserve premium, a commitment to ICI Mutual Insurance Company secured by a letter of credit, and an unsecured commitment to ICI Mutual Insurance Company, and

	RESOLVED, that allocation of the annual premium and premium tax shall be in accordance with an Agreement Among Insureds to be executed by the respective Funds as an additional party, and

	RESOLVED, that the letter of credit fee for the respective Funds' secured commitment is hereby authorized, and
	RESOLVED, that the Secretary and the Assistant Secretary are hereby authorized to make any required filings with the Securities and Exchange Commission pursuant to Rule 17g-1 under the Investment Company Act of 1940.

Sealed this 25th day of September 2009.

									/s/ John M. Herndon
									-------------------
									    John M. Herndon
								       Assistant Secretary
      The Aquila Group of Funds







Corporate Resolution

Capital Cash Management Trust

      Be it known that the following corporate resolution is in full force and effect:

      WHEREAS The Board of Trustees of the Trust adopted the following resolutions on motion duly made, seconded and carried unanimously at the Trust's Board of Trustees' Meeting held on October 5, 2009;

      NOW, THEREFORE, BE IT RESOLVED, that the proposed fidelity bond with ICI Mutual Insurance Company be and it hereby is approved, as a joint insured bond including the respective Trust and related entities, and

	RESOLVED, that there is hereby authorized an annual premium (with premium tax), a reserve premium, a commitment to ICI Mutual Insurance Company secured by a letter of credit, and an unsecured commitment to ICI Mutual
 Insurance Company, and

	RESOLVED, that allocation of the annual premium and premium tax shall be in accordance with an Agreement Among Insureds to be executed by the respective Trust as an additional party, and

	RESOLVED, that the letter of credit fee for the respective Trust's secured commitment is hereby authorized, and
	RESOLVED, that the Secretary and the Assistant Secretary are hereby authorized to make any required filings with the Securities and Exchange Commission pursuant to Rule 17g-1 under the Investment Company Act of 1940.


Sealed this 5th day of October 2009.

								/s/  John M Herndon
								----------------------
								John M. Herndon
								 Assistant Secretary


      The Aquila Group of Funds








Corporate Resolution

Churchill Cash Reserves Trust

      Be it known that the following corporate resolution is in full force and effect:

      WHEREAS The Board of Trustees of the Trust adopted the following resolutions on motion duly made, seconded and carried unanimously at the Trust's Board of Trustees' Meeting held on October 5, 2009;

      NOW, THEREFORE, BE IT RESOLVED, that the proposed fidelity bond with ICI Mutual Insurance Company be and it hereby is approved, as a joint insured bond including the respective Trust and related entities, and

	RESOLVED, that there is hereby authorized an annual premium (with premium tax), a reserve premium, a commitment to ICI Mutual Insurance Company secured by a letter of credit, and an unsecured commitment to ICI Mutual Insurance Company, and

	RESOLVED, that allocation of the annual premium and premium tax shall be in accordance with an Agreement Among Insureds to be executed by the respective Trust as an additional party, and

	RESOLVED, that the letter of credit fee for the respective Trust's secured commitment is hereby authorized, and

	RESOLVED, that the Secretary and the Assistant Secretary are hereby authorized to make any required filings with the Securities and Exchange Commission pursuant to Rule 17g-1 under the Investment Company Act of 1940.


Sealed this 5th day of October 2009.




								/s/  John M. Herndon
								---------------------
								John M. Herndon
								Assistant Secretary


      The Aquila Group of Funds








Corporate Resolution

Churchill Tax-Free Fund of Kentucky


      Be it known that the following corporate resolution is in full force and effect:

      WHEREAS The Board of Trustees of the Fund adopted the following resolutions on motion duly made, seconded and carried unanimously at the Fund';s Board of Trustees' Meetings held on June 1, 2009, June 30, 2009 and October 5, 2009, respectively;

      NOW, THEREFORE, BE IT RESOLVED, that the proposed fidelity bond with ICI Mutual Insurance Company be and it hereby is approved, as a joint insured bond including the respective Fund and related entities, and

	RESOLVED, that there is hereby authorized an annual premium (with premium tax), a reserve premium, a commitment to ICI Mutual Insurance Company secured by a letter of credit, and an unsecured commitment to ICI Mutual Insurance
Company,  and

	RESOLVED, that allocation of the annual premium and premium tax shall be in accordance with an Agreement Among Insureds to be executed by the respective Fund as an additional party, and

	RESOLVED, that the letter of credit fee for the respective Fund's secured commitment is hereby authorized, and
	RESOLVED, that the Secretary and the Assistant Secretary are hereby authorized to make any required filings with the Securities and Exchange Commission pursuant to Rule 17g-1 under the Investment Company Act of 1940.


Sealed this 5th day of October 2009.



								/s/  John M. Herndon
								-------------------
								John M. Herndon
								Assistant Secretary
      The Aquila Group of Funds









Corporate Resolution

Hawaiian Tax-Free Trust

      Be it known that the following corporate resolution is in full force and effect:

      WHEREAS The Board of Trustees of the Trust adopted the following resolutions on motion duly made, seconded and carried unanimously at t he Trust's Board of Trustees' Meetings held on May 30, 2009 and September 24, 2009, respectively;

      NOW, THEREFORE, BE IT RESOLVED, that the proposed fidelity bond with ICI Mutual Insurance Company be and it hereby is approved, as a joint insured bond including the respective Fund and related entities, and

	RESOLVED, that there is hereby authorized an annual premium (with premium tax), a reserve premium, a commitment to ICI Mutual Insurance Company secured by a letter of credit, and an unsecured commitment to ICI
 Mutual Insurance Company, and

	RESOLVED, that allocation of the annual premium and premium tax shall be in accordance with an Agreement Among Insureds to be executed by the respective Fund as an additional party, and

	RESOLVED, that the letter of credit fee for the respective Fund's secured commitment is hereby authorized, and
	RESOLVED, that the Secretary and the Assistant Secretary are hereby authorized to make any required filings with the Securities and Exchange Commission pursuant to Rule 17g-1 under the Investment Company Act of 1940.


Sealed this 25th day of September 2009.


								/s/  John M. Herndon
								-------------------------
									John M. Herndon
									Assistant Secretary
      The Aquila Group of Funds









Corporate Resolution

Narragansett Insured Tax-Free Income Fund

      Be it known that the following corporate resolution is in full force and effect:

      WHEREAS The Board of Trustees of the Fund adopted the following resolutions on motion duly made, seconded and carried unanimously at the Fund's Board of Trustees' Meetings held on June 1, 2009 and
October 5, 2009, respectively;

      NOW, THEREFORE, BE IT RESOLVED, that the proposed fidelity bond with ICI Mutual Insurance Company be and it hereby is approved, as a joint insured bond including the respective Fund and related entities,
 and

	RESOLVED, that there is hereby authorized an annual premium (with premium tax), a reserve premium, a commitment to ICI Mutual
Insurance Company secured by a letter of credit, and an unsecured commitment to ICI Mutual Insurance Company, and

	RESOLVED, that allocation of the annual premium and premium tax shall be in accordance with an Agreement Among Insureds to be executed by the respective Fund as an additional party, and

	RESOLVED, that the letter of credit fee for the respective Fund's secured commitment is hereby authorized, and

	RESOLVED, that the Secretary and the Assistant Secretary are hereby authorized to make any required filings with the Securities and Exchange Commission pursuant to Rule 17g-1 under the Investment Company Act of 1940.


Sealed this 5th day of October 2009.


								/s/  John M. Herndon
								-------------------------
									John M. Herndon
									Assistant Secretary
      The Aquila Group of Funds








Corporate Resolution

Tax-Free Fund of Colorado

      Be it known that the following corporate resolution is in full force and effect:

      WHEREAS The Board of Trustees of the Fund adopted the following resolutions on motion duly made, seconded and carried unanimously at the Fund's Board of Trustees' Meetings held on May 31, 2009 and September 13,
 2009, respectively;

      NOW, THEREFORE, BE IT RESOLVED, that the proposed fidelity bond with ICI Mutual Insurance Company be and it hereby is approved, as a joint insured bond including the respective Fund and related entities, and

	RESOLVED, that there is hereby authorized an annual premium (with p remium tax), a reserve premium, a commitment to ICI Mutual Insurance Company secured by a letter of credit, and an unsecured commitment to ICI Mutual Insurance Company, and

	RESOLVED, that allocation of the annual premium and premium tax shall be in accordance with an Agreement Among Insureds to be executed by the respective Fund as an additional party, and

	RESOLVED, that the letter of credit fee for the respective Fund's secured commitment is hereby authorized, and
	RESOLVED, that the Secretary and the Assistant Secretary are hereby authorized to make any required filings with the Securities and Exchange Commission pursuant to Rule 17g-1 under the Investment Company Act of 1940.


Sealed this 25th day of September 2009.



								/s/  John M. Herndon
								--------------------
								John M. Herndon
								Assistant Secretary
      The Aquila Group of Funds








Corporate Resolution

Tax-Free Trust of Arizona

      Be it known that the following corporate resolution is in full force and effect:

      WHEREAS The Board of Trustees of the Trust adopted the following resolutions on motion duly made, seconded and carried unanimously at the Trust's Board of Trustees' Meetings held on May 31, 2009 and September 12, 2009, respectively;

      NOW, THEREFORE, BE IT RESOLVED, that the proposed fidelity bond with ICI Mutual Insurance Company be and it hereby is approved, as a joint insured bond including the respective Trust and related entities, and

	RESOLVED, that there is hereby authorized an annual premium (with premium tax), a reserve premium, a commitment to ICI Mutual Insurance Company secured by a letter of credit, and an unsecured commitment to ICI Mutual Insurance Company, and

	RESOLVED, that allocation of the annual premium and premium tax shall be in accordance with an Agreement Among Insureds to be executed by the respective Trust as an additional party, and

	RESOLVED, that the letter of credit fee for the respective Trust's secured commitment is hereby authorized, and
	RESOLVED, that the Secretary and the Assistant Secretary are hereby authorized to make any required filings with the Securities and Exchange Commission pursuant to Rule 17g-1 under the Investment Company Act of 1940.


Sealed this 25th day of September 2009.




								/s/ John M. Herndon
								--------------------------
									John M. Herndon
									Assistant Secretary
      The Aquila Group of Funds







Corporate Resolution

Tax-Free Trust of Oregon

      Be it known that the following corporate resolution is in full force and effect:

      WHEREAS The Board of Trustees of the Trust adopted the following resolutions on motion duly made, seconded and carried unanimously at the Trust's Board of Trustees' Meetings held on May 29, 2009, July 2, 2009 and September 12, 2009, respectively;

      NOW, THEREFORE, BE IT RESOLVED, that the proposed fidelity bond with ICI Mutual Insurance Company be and it hereby is approved, as a joint insured bond including the respective Trust and related entities, and

	RESOLVED, that there is hereby authorized an annual premium (with premium tax), a reserve premium, a commitment to ICI Mutual Insurance Company secured by a letter of credit, and an unsecured commitment to ICI Mutual Insurance Company, and

	RESOLVED, that allocation of the annual premium and premium tax shall be in accordance with an Agreement Among Insureds to be executed by the respective Trust as an additional party, and

	RESOLVED, that the letter of credit fee for the respective Trust's secured commitment is hereby authorized, and

	RESOLVED, that the Secretary and the Assistant Secretary are hereby authorized to make any required filings with the Securities and Exchange Commission pursuant to Rule 17g-1 under the Investment Company Act of 1940.


Sealed this 25th day of September 2009.

								--------------------------
										John M. Herndon
								       Assistant Secretary


      The Aquila Group of Funds